[PIONEER LOGO]

                            [PICTURE OF FALLING STAR]

                              HAPPY 70th BIRTHDAY

                                  PIONEER FUND

                                   SINCE 1928
                          ---------------------------
                           SEMIANNUAL REPORT 6/30/98

                                                       [PICTURE OF FALLING STAR]
                                                             HAPPY 70th BIRTHDAY
                                                                    PIONEER FUND
                                                                      SINCE 1928
                                           TARGETING CLASSICS TODAY AND TOMORROW



TABLE OF CONTENTS
--------------------------------------------------------------------------------

Letter from the Fund's Chairman                                                1

Portfolio Summary                                                              2

Performance Update                                                             3

Portfolio Management Discussion                                                6

Schedule of Investments                                                       10

Financial Statements                                                          18

Notes to Financial Statements                                                 25

Report of Independent Public Accountants                                      30

Trustees, Officers and Service Providers                                      31

Retirement Plans From Pioneer                                                 32

     PIONEER FUND

--------------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 6/30/98

     DEAR SHAREOWNER,

   -----------------------------------------------------------------------------
     Welcome to our report on Pioneer Fund's progress for the six months ended June 30, 1998. On behalf of your investment team, I thank you for your interest and the opportunity to comment on the happenings of the Fund's 70th year.

     The United States' economic news continued to be positive, propelling domestic stock market indices to yet another series of record highs. Large-company stocks - like those held by your Fund - were the big winners as concerns about Asia's financial crisis drew investors toward U.S. "blue chips." The fast-paced market was exhilarating and rewarding. Even so, your portfolio management team has not lost sight of the value style and precepts that have guided your Fund for 70 years. They still purchase a stock at a reasonable price, then give it time to attain the full value careful research indicates. Their goal is to provide a diversified portfolio and a long-term perspective to help investors weather the short-term risks the market may pose.

     In the midst of our good fortune, it is with great sadness that I report the death of Philip Carret at the age of 101. Mr. Carret, who founded Pioneer Fund, was widely recognized as a founder of the value style of investing used today at Pioneer and around the world. He served for more than 50 years as portfolio manager of Pioneer Fund and was Trustee Emeritus of Pioneer's family of mutual funds until 1996, when he retired at age 100. He was an uncommon man and an inspiration we already miss.

     I encourage you to read on to learn more about the most recent chapter in Pioneer Fund's long and fruitful history. Please contact your investment professional, or Pioneer at 1-800-225-6292, with questions about the Fund.

     Respectfully,

     /s/ John F. Cogan, Jr.
     John F. Cogan, Jr.,
     Chairman and President

     PIONEER FUND

--------------------------------------------------------------------------------
     PORTFOLIO SUMMARY 6/30/98

     PORTFOLIO DIVERSIFICATION

   -----------------------------------------------------------------------------
     (As a percentage of total investment portfolio)


          U.S. Common Stocks               92.0%       [PIE CHART]
          Depositary Receipts for
             International Stocks           4.5%
          International Common Stocks       2.4%
          U.S. Preferred Stocks             0.8%
          Short-Term Cash Equivalents       0.3%


     SECTOR DISTRIBUTION

   -----------------------------------------------------------------------------
     (As a percentage of equity holdings)

          Financial                          23%       [PIE CHART]
          Healthcare                         15%
          Technology                         14%
          Consumer Cyclicals                 13%
          Communication Services             11%
          Consumer Staples                    8%
          Basic Materials                     5%
          Capital Goods                       5%
          Energy                              3%
          Other                               3%




     10 LARGEST HOLDINGS

   -----------------------------------------------------------------------------
     (As a percentage of equity holdings)

       1.  Schering-Plough Corp.           4.90%   6.  Bristol-Myers Squibb Co.        1.69%
       2.  The Bank of New York Co., Inc.  2.28    7.  SBC Communications, Inc.        1.67
       3.  Ford Motor Co.                  2.17    8.  T. Rowe Price Associates, Inc.  1.62
       4.  IBM Corp.                       1.92    9.  Novartis AG (A.D.R.)            1.59
       5.  National City Corp.             1.73   10.  Bell Atlantic Corp.             1.57

     Fund holdings will vary for other periods.

    PIONEER FUND

--------------------------------------------------------------------------------
    PERFORMANCE UPDATE 6/30/98                                CLASS A SHARES

    SHARE PRICES AND DISTRIBUTIONS

   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            6/30/98     12/31/97
                             $40.20     $34.95

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/97 - 6/30/98)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             $0.120     -              -

    INVESTMENT RETURNS

   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

                                    [CHART]

    AVERAGE ANNUAL TOTAL RETURNS
    (As of June 30, 1998)

                                         PUBLIC OFFERING
                    PERIOD     VALUE           PRICE
                    ------     -----     ---------------
                    10 Years   15.67%         14.99%
                     5 Years   20.79          19.36
                     1 Year    31.88          24.28

                  PIONEER FUND*      STAND & POOR'S 500 INDEX
                  -------------      ------------------------
                       9425                    10000
                      10841                    12044
                      11565                    14018
                      12002                    15054
                      13643                    17065
                      15716                    19381
                      16348                    19658
                      19178                    24768
                      22882                    31191
                      30635                    41993
                      40402                    54628

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
                                                                               3

    PIONEER FUND

--------------------------------------------------------------------------------
    PERFORMANCE UPDATE 6/30/98                                CLASS B SHARES

    SHARE PRICES AND DISTRIBUTIONS

   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            6/30/98     12/31/97
                             $40.21     $35.01

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/97 - 6/30/98)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             -          -              -

    INVESTMENT RETURNS

   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard
    & Poor's 500 Index.

                                    [CHART]

                          AVERAGE ANNUAL TOTAL RETURNS
                             (As of June 30, 1998)

  Period                 If Held         If Redeemed*
  ------                 -------         ------------
  Life-of-Fund           31.60%          30.08%
   (7/1/98)
  1 Year                 30.69           26.69

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of he period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

               Pioneer Fund        Standard & Poor's 500 Index
               ------------        ---------------------------
                  10000                      10000
                   9504                       9543
                   9761                       9722
                  10212                      10307
                  10391                      10576
                  11199                      11352
                  10991                      11165
                  11602                      11849
                  11744                      11920
                  11235                      11466
                  11826                      12316
                  12625                      12847
                  13253                      13463
                  14302                      14515
                  13595                      13681
                  14473                      14470
                  14057                      13971
                  14853                      14594
                  15079                      14884
                  15329                      15035
                  16229                      16095
                  17056                      16956
                  17082                      17110
                  16794                      16788
                  16919                      17514

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

    PIONEER FUND

--------------------------------------------------------------------------------
     PERFORMANCE UPDATE 6/30/98                               CLASS C SHARES

    SHARE PRICES AND DISTRIBUTIONS

   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            6/30/98     12/31/97
                             $39.80     $34.66

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/97 - 6/30/98)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             -          -              -

    INVESTMENT RETURNS

   -----------------------------------------------------------------------------

    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard & Poor's 500 Index.

                                      [chart]


    AVERAGE ANNUAL TOTAL RETURNS
    (As of June 30, 1998)

                          IF           IF
      PERIOD             HELD       REDEEMED*
      ------             ----       --------
    Life-of-Fund         30.91%       30.91%
    (7/1/98)
    1 Year               30.68        30.68

    --------
    * Assumes reinvestment of distributions, The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

                      STANDARD & POORS
    PIONEER FUND          500 INDEX
    ------------      ----------------
       10000                      10000
        9466                       9543
        9689                       9722
       10117                      10307
       10292                      10576
       11085                      11352
       11480                      11849
       11622                      11920
       11117                      11466
       11704                      12136
       12491                      12847
       13114                      13463
       14150                      14515
       13453                      13681
       14326                      14470
       13914                      13971
       14701                      14594
       14925                      14884
       15175                      15035
       16062                      16095
       16880                      16956
       16906                      17110
       16622                      16788
       17139                      17514


    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
                                                                               5

     PIONEER FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/98

     The first half of Pioneer Fund's fiscal year ended on June 30, 1998. The U.S. economy marched ahead, even as financial chaos erupted in other corners of the world. Stock market indexes rose in the U.S., reflecting investors' preference for the perceived stability of large U.S. corporations. Pioneer Fund prospered in this environment.

     The following discussion with John A. Carey, your Fund's portfolio manager, provides a detailed account of the investment environment and the strategies that affected your Fund's performance during the reporting period. An investment professional for more than 20 years, Mr. Carey oversees the team responsible for the daily management of Pioneer Fund.

     Q: WHAT WERE SOME OF THE THEMES, TRENDS AND DRIVERS IN THE STOCK MARKET DURING THE FIRST SIX MONTHS OF 1998?

     A: The stock market continued its advance, although the pace slowed during the second quarter. Economic fundamentals in the United States remained strong, which encouraged investors, but a generally lower rate of earnings growth also generated caution. Mergers and acquisitions continued at a brisk pace and involved companies of all sizes. "Momentum investing" fueled volatility as speculators reacted to companies' shifting near-term fortunes.

         There was marked disparity in the performance and valuation of large "blue-chip" company stocks and the stocks of small and mid-sized businesses. The price-to-earnings multiples on a number of Wall Street favorites rose to unusual heights. They became hard to justify strictly in terms of the corporate outlooks. In the background were financial rumbles from Japan, other Asian countries and Russia. Quick resolution of those and other problems appears unlikely, and that, too, sounded a cautionary note.

     Q:  DID PIONEER FUND'S POSITIONING HELP IT BENEFIT FROM THESE TRENDS?

     A: Yes. We maintain a diversified portfolio of high-quality stocks selling at valuations our research shows to be reasonable. Generally, we focus on large U.S. companies, so the current environment really worked in the Fund's favor.

     PIONEER FUND

--------------------------------------------------------------------------------

         Take mergers and acquisitions, for instance. Our value approach frequently leads us to the same companies as bargain-hunting corporate acquirers. Chrysler is combining with Germany's Daimler-Benz; First Union has purchased Corestates Financial; Mercantile Stores is to be bought by Dillard's Department Stores; Washington Mutual is buying out H.F. Ahmanson; SBC Communications and Ameritech have proposed a merger; and First Chicago NBD will be folded into BancOne. As we write, Bell Atlantic and GTE are looking toward yet another merger in the telecommunications industry. It's not yet clear how these deals will work out, but we believe the merger-and-acquisition trend will continue to work in the Fund's favor.

         Volatility also had an impact, especially when there were unexpected earnings shortfalls, as in the case of some technology stocks, including Hewlett-Packard and Compaq Computer. Even so, we've been pleased that careful research has limited the number of "blow ups" in the portfolio. Of course, we've also seen exceptionally good appreciation when companies have exceeded predicted results. Equitable, in the insurance industry, was just one example. However, we watch carefully and sell when we believe price-to-earnings ratios have moved to extreme highs.

     Q:  WHAT PORTFOLIO CHANGES DID YOU MAKE RECENTLY?

     A: We added nine new positions and moved out of eight holdings in the second quarter. The Fund also received shares of First Union in exchange for Corestates Financial, which First Union bought, and shares of Associates First Capital as a spin-off from Ford Motor. New entries represent consumer electronics, pharmaceuticals, banking and investment management, oil services, newspapers and television broadcasting. In a contrarian move, we added two Japanese consumer electronics companies - Sony and Canon - we think are trading at extremely low prices given their market leadership. In both cases the stocks were weak, we thought, more as a result of the troubled Japanese market than because of the fundamental prospects for the companies.

         Smith Kline Beecham is an important name in pharmaceuticals, trading at a relatively low price given its broad array of current

     PIONEER FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/98                      (CONTINUED)

         drugs and other drugs in the pipeline. Zions Bancorporation, Mellon Bank and Federated Investors expanded holdings in financial services. In the advertising-based publishing and broadcasting industries we added A.H. Belo and Hearst Argyle Television. Television stocks have been driven down by concerns over competition from cable, videotapes and the internet. In the recently depressed field of oil services, we think Smith
         International, a leader in drilling-related products, has a promising longer-term outlook.

         We sold Pfizer. It had registered big gains since it entered the portfolio, but it became one of those "market darlings" whose price seemed to reflect all the good news but few of the potential risks. Other sales ran the gamut, from stocks that had made money but that we thought could offer few additional gains (Dover and Raytheon) to stocks with quite disappointing performance (Union Pacific Resources, Seagate Technology and Sonat).

     Q:  DO YOU STILL MANAGE THE FUND FOR INCOME, AS WELL AS GROWTH?

     A: Yes, absolutely, though it has been hard to grow income in recent quarters. For some time, corporations have been directing earnings to share buybacks rather than dividend increases, on the grounds that the after-tax benefit to stockholders is greater. Dividends are taxed at ordinary income-tax rates, and in some states may even be taxed at a higher "unearned income" rate. We are not altogether swayed by this argument and still think that paying regular dividends is both a useful discipline for company management and a source of regular cash flow for stockholders to reinvest. Dividend income has also provided a buffer against price volatility during choppy markets. In any event, we remain committed to managing Pioneer Fund as a growth and income fund, and are very proud to have paid a dividend to owners of Class A Shares every year since 1928.

     Q: ON MAY 28 THE FOUNDER OF PIONEER FUND, PHILIP L. CARRET, DIED AT THE AGE OF 101. WHAT IS HIS LEGACY TO SHAREOWNERS?

     A: Mr. Carret was a blessing and source of inspiration for us. As one of the founders of the mutual fund industry, Mr. Carret was a true pioneer in allowing the small investor, the average American, to take part in our country's great economic success.

     PIONEER FUND

--------------------------------------------------------------------------------

         Mr. Carret's watchwords as an investor were optimism, caution and patience. We believe that his simple precepts are as pertinent today as they were in 1928. Even investing as he did through depression, war, the nuclear arms race and many, many ups and downs of the business cycle, Mr. Carret always looked beyond temporary setbacks, invested positively and stayed invested for long periods. Nevertheless, his "New England caution" demanded proof of his theories and evidence for his conjectures. He placed a high degree of importance on meeting management, and wanted to know they were committed to improving value for stockholders. Once he had convinced himself a stock was worth buying, his third principle kicked in - patience. In all of these ways, Mr. Carret laid the foundation of the "basic value" approach we still employ today, on the brink of a new millennium.

     Q:  WHAT IS YOUR OUTLOOK FOR THE FUND OVER THE REST OF THE YEAR?

     A: I think corporate earnings will tell the tale. Much of the run in stock prices has been due to the high profits across corporate America. We see many economic studies, and most counsel investors to expect lower profits over the next 12 months. If profits do come down among the narrow collection of companies currently in vogue with investors, it should create opportunities for a wide range of very fine but obscure companies investors are generally overlooking today. While some portfolio holdings are among the current market darlings, there are many that fall into the second group, giving the Fund good potential going forward, even after its strong recent returns.

         It would be well to keep in mind, we think, that fortune is a wheel that turns. In investing, as in any pursuit, the momentum of success sometimes produces the causes of failure. Like military conquerors, investors can win so many battles and advance over so much territory that they become overextended. With stocks, too, weaknesses appear when prices are far above historical levels with no clear and understandable link to the age-old measures of value - earnings, book value or dividends. There is always the possibility, of course, that we are in a new age, complete with new rules. Even so, this era in the market probably still does, and should, incorporate many familiar aspects of previous times.
         We should be careful not to abandon experience.

     PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/98

 SHARES                                                            VALUE
             INVESTMENT IN SECURITIES - 99.7%
             PREFERRED STOCKS - 0.8%
  916,600    Greif Brothers Corp.                             $   34,257,925
   60,000    The Rouse Co., $3.00 (Series B) (Convertible)         2,985,000
                                                              --------------
             TOTAL PREFERRED STOCKS
             (Cost $3,255,577)                                $   37,242,925
                                                              --------------
             COMMON STOCKS - 98.9%
             BASIC MATERIALS - 5.1%
             CHEMICALS - 3.2%
  360,700    Bayer AG (A.D.R.)                                $   18,576,050
  105,898    Ciba Specialty Chemicals AG (A.D.R.)                  6,777,472
  255,000    The Dow Chemical Co.                                 24,655,312
  958,000    E.I. du Pont de Nemours and Co.                      71,490,750
  195,000    Eastman Chemical Co.                                 12,138,750
  659,451    Lilly Industries, Inc.                               14,260,628
  543,158    A. Schulman, Inc.                                    10,625,528
                                                              --------------
                                                              $  158,524,490
                                                              --------------
             IRON & STEEL - 0.5%
  396,900    Nucor Corp.                                      $   18,257,400
  452,400    Steel Dynamics, Inc.*                                 6,277,050
                                                              --------------
                                                              $   24,534,450
                                                              --------------
             METALS & MINING - 1.4%
  369,000    Aluminum Company of America                      $   24,330,938
  300,000    Newmont Mining Corp.                                  7,087,500
  647,900    Phelps Dodge Corp.                                   37,051,781
                                                              --------------
                                                              $   68,470,219
                                                              --------------
             TOTAL BASIC MATERIALS                            $  251,529,159
                                                              --------------
             CAPITAL GOODS - 5.1%
             AEROSPACE/DEFENSE - 0.8%
  362,500    Lockheed Martin Corp.                            $   38,379,687
                                                              --------------
             ELECTRICAL EQUIPMENT - 1.1%
  445,800    Emerson Electric Co.                             $   26,887,312
  180,000    General Electric Co.                                 16,380,000
  286,256    Hubbell, Inc. (Class B)                              11,915,406
                                                              --------------
                                                              $   55,182,718
                                                              --------------

  10
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------

 SHARES                                                            VALUE
             MACHINERY (DIVERSIFIED) - 1.7%
  653,200    Caterpillar, Inc.                                $   34,537,950
  421,600    Deere & Co.                                          22,292,100
  504,450    Ingersoll-Rand Co.                                   22,227,328
  174,200    The Timken Co.                                        5,367,538
                                                              --------------
                                                              $   84,424,916
                                                              --------------
             MANUFACTURING (DIVERSIFIED) - 1.2%
  416,100    Diebold, Inc.                                    $   12,014,888
  355,800    Illinois Tool Works, Inc.                            23,727,412
  344,200    Johnson Controls, Inc.                               19,640,913
                                                              --------------
                                                              $   55,383,213
                                                              --------------
             OFFICE EQUIPMENT & SUPPLIES - 0.3%
  691,400    Canon Inc. (A.D.R.)                              $   15,815,775
                                                              --------------
             TOTAL CAPITAL GOODS                              $  249,186,309
                                                              --------------
             COMMUNICATIONS SERVICES - 10.6%
             TELECOMMUNICATIONS - 1.5%
1,034,000    Sprint Corp.                                     $   72,897,000
                                                              --------------
             TELEPHONE - 9.1%
  754,400    Aliant Communications Co.                        $   20,698,850
1,567,200    Ameritech Corp.                                      70,328,100
1,666,708    Bell Atlantic Corp.                                  76,043,552
1,129,800    BellSouth Corp.                                      75,837,825
1,360,900    GTE Corp.                                            75,700,063
2,033,202    SBC Communications, Inc.                             81,328,080
  939,351    U.S. West Inc.                                       44,149,497
                                                              --------------
                                                              $  444,085,967
                                                              --------------
             TOTAL COMMUNICATIONS SERVICES                    $  516,982,967
                                                              --------------
             CONSUMER CYCLICALS - 12.9%
             AUTOMOBILES - 3.6%
1,203,600    Chrysler Corp.                                   $   67,852,950
1,785,000    Ford Motor Co.                                      105,315,000
                                                              --------------
                                                              $  173,167,950
                                                              --------------
             HOUSEHOLD FURN. & APPLIANCES - 0.6%
  352,200    Sony Corp. (A.D.R.)                              $   30,311,213
                                                              --------------

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/98                              (CONTINUED)

 SHARES                                                            VALUE
             PUBLISHING - 2.5%
  320,300    Central Newspapers, Inc.                         $   22,340,925
  873,600    John Wiley & Sons, Inc.+                             53,180,400
  553,000    The McGraw-Hill Companies, Inc.                      45,104,063
                                                              --------------
                                                              $  120,625,388
                                                              --------------
             RETAIL - 6.2%
1,380,000    Dayton Hudson Corp.                              $   66,930,000
  568,500    Harcourt General, Inc.                               33,825,750
  596,400    Kohl's Corp.*                                        30,938,250
  723,100    The May Department Stores Co.                        47,363,050
  183,500    Mercantile Stores Co., Inc.                          14,485,031
1,425,600    Walgreen Co.                                         58,895,100
  826,000    Wal-Mart Stores, Inc.                                50,179,500
                                                              --------------
                                                              $  302,616,681
                                                              --------------
             TOTAL CONSUMER CYCLICALS                         $  626,721,232
                                                              --------------
             CONSUMER STAPLES - 7.8%
             BROADCASTING - 1.1%
  381,900    Belo (A.H.) Corp.                                $    9,308,813
1,403,000    CBS Corp.                                            44,545,250
   14,900    Hearst-Argyle Television, Inc.*                         596,000
                                                              --------------
                                                              $   54,450,063
                                                              --------------
             FOOD - 5.3%
  429,600    BestFoods                                        $   24,943,650
  263,300    Bush Boake Allen, Inc.*                               7,717,981
1,204,000    ConAgra, Inc.                                        38,151,750
  470,300    General Mills, Inc.                                  32,156,763
  955,150    Heinz (H.J.) Co.                                     53,607,794
   89,000    Nestle SA (A.D.R.)                                    9,523,000
  765,000    PepsiCo, Inc.                                        31,508,438
  665,000    Sara Lee Corp.                                       37,198,437
  866,200    Sysco Corp.                                          22,196,375
                                                              --------------
                                                              $  257,004,188
                                                              --------------
             HOUSEHOLD PRODUCTS - 0.9%
  509,300    Colgate-Palmolive Co.                            $   44,818,400
                                                              --------------

  12
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------

 SHARES                                                            VALUE
             RESTAURANTS - 0.5%
  320,000    McDonald's Corp.                                 $   22,080,000
                                                              --------------
             TOTAL CONSUMER STAPLES                           $  378,352,651
                                                              --------------
             ENERGY - 3.1%
             OIL & GAS - 2.3%
  981,000    Amoco Corp.                                      $   40,834,125
  480,500    Chevron Corp.                                        39,911,531
  445,000    Exxon Corp.                                          31,734,063
                                                              --------------
                                                              $  112,479,719
                                                              --------------
             OIL & GAS (DRILLING & EQUIPMENT) - 0.8%
  323,000    Schlumberger Ltd.                                $   22,064,938
  555,000    Smith International, Inc.*                           19,320,938
                                                              --------------
                                                              $   41,385,876
                                                              --------------
             TOTAL ENERGY                                     $  153,865,595
                                                              --------------
             FINANCIAL - 23.2%
             BANKS - 7.3%
1,823,400    The Bank of New York Co., Inc.                   $  110,657,587
  267,100    Comerica, Inc.                                       17,695,375
  335,132    First Chicago NBD Corp.                              29,701,073
  380,000    First Tennessee National Corp.                       11,993,750
  275,800    First Union Corp.                                    16,065,350
  610,000    Huntington Bancshares, Inc.                          20,435,000
  143,300    Mellon Bank Corp.                                     9,977,262
1,182,324    National City Corp.                                  83,945,004
  756,800    State Street Boston Corp.                            52,597,600
                                                              --------------
                                                              $  353,068,001
                                                              --------------
             CONSUMER FINANCE - 0.3%
  241,700    Countrywide Credit Industries, Inc.              $   12,266,275
                                                              --------------
             FINANCIAL (DIVERSIFIED) - 3.6%
  467,821    Associates First Capital Corp.                   $   35,963,739
1,005,700    The Equitable Companies, Inc.                        75,364,644
  420,000    Federal National Mortgage Association                25,515,000
  321,750    Morgan Stanley, Dean Witter, Discover & Co.          29,399,906
  333,641    The Rouse Co.                                        10,488,839
                                                              --------------
                                                              $  176,732,128
                                                              --------------

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/98                              (CONTINUED)

 SHARES                                                            VALUE
             INSURANCE (LIFE/HEALTH) - 0.4%
  396,400    ReliaStar Financial Corp.                        $   19,027,200
                                                              --------------
             INSURANCE (MULTI-LINE) - 0.8%
  279,900    American International Group, Inc.               $   40,865,400
                                                              --------------
             INSURANCE (PROPERTY-CASUAL) - 4.4%
  746,000    Chubb Corp.                                      $   59,959,750
  707,300    Exel Ltd.                                            55,036,781
  483,400    Partnerre Ltd.                                       24,653,400
  930,400    Safeco Corp.                                         42,275,050
  773,200    The St. Paul Companies, Inc.                         32,522,725
                                                              --------------
                                                              $  214,447,706
                                                              --------------
             INSURANCE BROKERS - 0.9%
  729,000    Marsh & McLennan Co., Inc.                       $   44,058,938
                                                              --------------
             INVESTMENT BANKING/BROKERAGE - 3.0%
1,425,150    The Charles Schwab Corp.                         $   46,317,375
  676,000    Merrill Lynch & Co., Inc.                            62,361,000
  565,400    Paine Webber Group, Inc.                             24,241,525
  263,000    Zions Bancorporation                                 13,971,875
                                                              --------------
                                                              $  146,891,775
                                                              --------------
             INVESTMENT MANAGEMENT - 1.9%
  775,000    Federated Investors, Inc.*                       $   14,337,500
2,100,000    T. Rowe Price Associates, Inc.                       78,881,250
                                                              --------------
                                                              $   93,218,750
                                                              --------------
             SAVINGS & LOAN COMPANIES - 0.6%
  413,000    H.F. Ahmanson & Co.                              $   29,323,000
                                                              --------------
             TOTAL FINANCIAL                                  $1,129,899,173
                                                              --------------

  14
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------

 SHARES                                                            VALUE
             HEALTHCARE - 15.2%
  687,200    Abbott Laboratories                              $   28,089,300
  516,400    Becton, Dickinson & Co.                              40,085,550
  714,000    Bristol-Myers Squibb Co.                             82,065,375
  410,000    Eli Lilly & Co.                                      27,085,625
  750,000    Johnson & Johnson                                    55,312,500
  175,000    Merck & Co., Inc.                                    23,406,250
  927,994    Novartis AG (A.D.R.)                                 77,255,500
    3,898    Roche Holdings AG                                    38,341,617
2,596,400    Schering-Plough Corp.                               237,895,150
  908,000    Smithkline Beecham Plc (A.D.R.)                      54,934,000
  425,000    United Healthcare Corp.                              26,987,500
  712,500    Warner-Lambert Co.                                   49,429,687
                                                              --------------
             TOTAL HEALTHCARE                                 $  740,888,054
                                                              --------------
             TECHNOLOGY - 13.3%
             COMMUNICATIONS EQUIPMENT - 2.6%
  556,400    Harris Corp.                                     $   24,864,125
  608,484    Lucent Technologies, Inc.                            50,618,263
  937,900    Motorola, Inc.                                       49,298,369
                                                              --------------
                                                              $  124,780,757
                                                              --------------
             COMPUTERS (HARDWARE) - 5.1%
1,790,000    Compaq Computer Corp.                            $   50,791,250
  940,000    Hewlett-Packard Co.                                  56,282,500
  812,000    IBM Corp.                                            93,227,750
1,085,000    Sun Microsystems, Inc.*                              47,129,687
                                                              --------------
                                                              $  247,431,187
                                                              --------------
             COMPUTERS (NETWORKING) - 0.0%
   55,700    Teligent, Inc.*                                  $    1,639,669
                                                              --------------
             COMPUTERS (SOFTWARE & SERVICES) - 1.7%
  687,000    Aspen Technology, Inc.*                          $   34,693,500
  616,600    Computer Sciences Corp.                              39,462,400
  573,200    Indus International, Inc.*                            6,878,400
                                                              --------------
                                                              $   81,034,300
                                                              --------------
             ELECTRONICS (DEFENSE) - 0.4%
  444,000    General Motors Corp. (Class H)                   $   20,923,500
                                                              --------------

   The accompanying notes are an integral part of these financial statements. 15

     PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/98                              (CONTINUED)

 SHARES                                                            VALUE
             ELECTRONICS (SEMICONDUCTORS) - 1.9%
  170,000    Applied Materials, Inc.*                         $    5,015,000
  545,000    Intel Corp.                                          40,398,125
  347,500    Taiwan Semiconductor Manufacturing Co., Ltd.
             (A.D.R.)*                                             5,864,062
  692,000    Texas Instruments, Inc.                              40,352,250
                                                              --------------
                                                              $   91,629,437
                                                              --------------
             SERVICES (DATA PROCESSING) - 1.3%
  408,600    Automatic Data Processing, Inc.                  $   29,776,725
  276,400    DST Systems, Inc.*                                   15,478,400
  205,000    Electronic Data Systems Corp.                         8,200,000
  245,000    Fiserv, Inc.*                                        10,404,844
                                                              --------------
                                                              $   63,859,969
                                                              --------------
             PHOTOGRAPHY/IMAGING - 0.3%
  229,100    Eastman Kodak Co.                                $   16,738,619
                                                              --------------
             TOTAL TECHNOLOGY                                 $  648,037,438
                                                              --------------
             TRANSPORTATION - 1.0%
             AIRLINES - 0.4%
  161,454    Delta Air Lines, Inc.                            $   20,867,929
                                                              --------------
             RAILROAD - 0.6%
1,009,500    Norfolk Southern Corp.                           $   30,095,719
                                                              --------------
             TOTAL TRANSPORTATION                             $   50,963,648
                                                              --------------
             UTILITIES - 1.6%
             ELECTRIC COMPANIES - 0.8%
1,125,100    Allegheny Power Systems, Inc.                    $   33,893,637
  418,900    DPL Inc.                                              7,592,562
                                                              --------------
                                                              $   41,486,199
                                                              --------------
             NATURAL GAS - 0.4%
  575,650    Indiana Energy, Inc.                             $   17,197,544
                                                              --------------
             WATER UTILITY - 0.4%
  552,600    American Water Works Co., Inc.                   $   17,130,600
                                                              --------------
             TOTAL UTILITIES                                  $   75,814,343
                                                              --------------
             TOTAL COMMON STOCKS
             (Cost $2,380,159,044)                            $4,822,240,569
                                                              --------------
             TOTAL INVESTMENT IN SECURITIES
             (Cost $2,383,414,621)                            $4,859,483,494
                                                              --------------

  16
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                   VALUE
               TEMPORARY CASH INVESTMENT - 0.3%
               COMMERCIAL PAPER - 0.3%
$16,420,000    Household Finance Corp., 6.05%, 7/01/98                 $   16,420,000
                                                                       --------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $16,420,000)                                      $   16,420,000
                                                                       --------------
               TOTAL INVESTMENT IN SECURITIES AND
               TEMPORARY CASH INVESTMENT - 100%
               (Cost $2,399,834,621)(a)                                $4,875,903,494
                                                                       --------------

    * Non-income producing security.
    + Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.
    (a) At June 30, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $2,399,834,621 was as follows:

          Aggregate gross unrealized gain for all
          investments in which there is an excess of value
          over tax cost                                       $2,512,547,111
          Aggregate gross unrealized loss for all
          investments in which there is an excess of tax
          cost over value                                        (36,478,238)
                                                              --------------
          Net unrealized gain                                 $2,476,068,873
                                                              --------------

    Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1998 aggregated $453,775,793 and $218,447,049, respectively.

   The accompanying notes are an integral part of these financial statements. 17

     PIONEER FUND

--------------------------------------------------------------------------------
     BALANCE SHEET 6/30/98

  ASSETS:
     Investment in securities, at value (including temporary
     cash investment of $16,420,000) (cost $2,399,834,621)        $4,875,903,494
     Cash                                                                    827
     Receivables -
        Investment securities sold                                       314,771
        Fund shares sold                                              10,251,321
        Dividends and interest                                         5,395,678
     Other                                                                50,502
                                                                  --------------
           Total assets                                           $4,891,916,593
                                                                  --------------
  LIABILITIES:
     Payables -
        Investment securities purchased                           $    3,800,472
        Fund shares repurchased                                        2,991,555
     Due to affiliates                                                 6,089,718
     Accrued expenses                                                    256,297
                                                                  --------------
           Total liabilities                                      $   13,138,042
                                                                  --------------
  NET ASSETS:
     Paid-in capital                                              $2,304,223,176
     Distributions in excess of net investment income                   (349,666)
     Accumulated undistributed net realized gain on
     investments                                                      98,837,476
     Net unrealized gain on investments                            2,476,068,873
     Net unrealized loss on other assets and liabilities
     denominated in foreign currencies                                    (1,308)
                                                                  --------------
           Total net assets                                       $4,878,778,551
                                                                  ==============
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $4,705,782,229/117,069,238 shares)         $        40.20
                                                                  ==============
     Class B (based on $147,420,783/3,666,646 shares)             $        40.21
                                                                  ==============
     Class C (based on $25,575,539/642,565 shares)                $        39.80
                                                                  ==============
  MAXIMUM OFFERING PRICE:
     Class A                                                      $        42.65
                                                                  ==============

  18
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------
     STATEMENT OF OPERATIONS

     FOR THE SIX MONTHS ENDED 6/30/98

 INVESTMENT INCOME:
    Dividends (net of foreign taxes withheld
      of $257,081)                                        $ 37,051,792
    Interest                                                   593,724
                                                          ------------
          Total investment income                                            $ 37,645,516
                                                                             ------------
 EXPENSES:
    Management fees
       Basic fee                                          $ 13,458,386
       Performance adjustment                                1,502,391
    Transfer agent fees
       Class A                                               3,867,186
       Class B                                                 123,301
       Class C                                                  18,498
    Distribution fees
       Class A                                               4,428,301
       Class B                                                 481,024
       Class C                                                  76,449
    Accounting                                                  80,533
    Custodian fees                                             108,434
    Registration fees                                           96,462
    Professional fees                                           48,905
    Printing                                                    55,275
    Fees and expenses of nonaffiliated trustees                 24,432
    Miscellaneous                                               51,661
                                                          ------------
          Total expenses                                                     $ 24,421,238
          Less fees paid indirectly                                               (68,558)
                                                                             ------------
          Net expenses                                                       $ 24,352,680
                                                                             ------------
             Net investment income                                           $ 13,292,836
                                                                             ------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) from:
       Investments                                        $ 98,838,511
       Other assets and liabilities denominated
         in foreign currencies                                  (1,035)      $ 98,837,476
                                                          ------------       ------------
    Change in net unrealized gain from:
       Investments                                        $517,407,807
       Other assets and liabilities denominated
         in foreign currencies                                  (1,308)      $517,406,499
                                                          ------------       ------------
          Net gain on investments                                            $616,243,975
                                                                             ------------
          Net increase in net assets resulting
              from operations                                                $629,536,811
                                                                             ------------

   The accompanying notes are an integral part of these financial statements. 19

     PIONEER FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE SIX MONTHS ENDED 6/30/98 AND THE YEAR ENDED 12/31/97

                                                                SIX MONTHS
                                                                  ENDED          YEAR ENDED
                       FROM OPERATIONS:                          6/30/98          12/31/97
 Net investment income                                        $   13,292,836   $   32,704,339
 Net realized gain on investments                                 98,837,476      208,300,236
 Change in net unrealized gain on investments                    517,406,499      877,438,631
                                                              --------------   --------------
       Net increase in net assets resulting
          from operations                                     $  629,536,811   $1,118,443,206
                                                              --------------   --------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
       Class A ($0.12 and $0.31 per share, respectively)      $  (13,906,932)  $  (33,233,565)
       Class B ($0.00 and $0.11 per share, respectively)                   -          (71,137)
       Class C ($0.00 and $0.09 per share, respectively)                   -           (8,434)
 Net realized gain:
       Class A ($0.00 and $1.90 per share, respectively)                   -     (205,353,843)
       Class B ($0.00 and $1.90 per share, respectively)                   -       (2,591,421)
       Class C ($0.00 and $1.90 per share, respectively)                   -         (374,276)
                                                              --------------   --------------
             Total distributions to shareholders              $  (13,906,932)  $ (241,632,676)
                                                              --------------   --------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                             $  483,225,248   $  416,679,617
 Reinvestment of distributions                                    12,439,287      219,460,826
 Cost of shares repurchased                                     (285,512,370)    (367,396,230)
                                                              --------------   --------------
       Net increase in net assets resulting from
          fund share transactions                             $  210,152,165   $  268,744,213
                                                              --------------   --------------
       Net increase in net assets                             $  825,782,044   $1,145,554,743
 NET ASSETS:
 Beginning of period                                           4,052,996,507    2,907,441,764
                                                              --------------   --------------
 End of period (including (distributions in excess of)/
   accumulated undistributed net investment income of
   $(349,666) and $264,430, respectively)                     $4,878,778,551   $4,052,996,507
                                                              ==============   ==============

  20
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------

                                     '98 SHARES    '98 AMOUNT     '97 SHARES     '97 AMOUNT
 CLASS A
 Shares sold                         9,698,459    $ 372,467,461   11,315,545    $ 364,028,984
 Reinvestment of distributions         316,506       12,439,287    6,379,337      216,673,889
 Less shares repurchased             (7,152,190)   (273,109,600)  (11,203,914)   (356,282,237)
                                     ----------   -------------   -----------   -------------
          Net increase               2,862,775    $ 111,797,148    6,490,968    $ 224,420,636
                                     ==========   =============   ===========   =============
 CLASS B
 Shares sold                         2,403,067    $  92,491,147    1,335,573    $  43,838,902
 Reinvestment of distributions               -                -       73,049        2,502,926
 Less shares repurchased              (250,637)      (9,677,035)    (225,262)      (7,543,016)
                                     ----------   -------------   -----------   -------------
          Net increase               2,152,430    $  82,814,112    1,183,360    $  38,798,812
                                     ==========   =============   ===========   =============
 CLASS C
 Shares sold                           476,231    $  18,266,640      271,638    $   8,811,731
 Reinvestment of distributions               -                -        8,373          284,011
 Less shares repurchased               (72,020)      (2,725,735)    (110,127)      (3,570,977)
                                     ----------   -------------   -----------   -------------
          Net increase                 404,211    $  15,540,905      169,884    $   5,524,765
                                     ==========   =============   ===========   =============

   The accompanying notes are an integral part of these financial statements. 21

PIONEER FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/98

                                                SIX MONTHS
                                                  ENDED        YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                   CLASS A                       6/30/98        12/31/97      12/31/96      12/31/95      12/31/94      12/31/93
Net asset value, beginning of period            $   34.95      $   26.89     $   24.36     $   21.32     $   23.25     $    21.51
                                                ----------     ----------    ----------    ----------    ----------    ----------
Increase (decrease) from investment
  operations:
   Net investment income                        $    0.12      $    0.30     $    0.37     $    0.49     $    0.49     $     0.47
   Net realized and unrealized gain (loss) on
    investments and foreign currency
     transactions                                    5.25           9.97          4.35          5.13         (0.63)          2.57
                                                ----------     ----------    ----------    ----------    ----------    ----------
      Net increase (decrease) from investment
       operations                               $    5.37      $   10.27     $    4.72     $    5.62     $   (0.14)    $     3.04
Distributions to shareholders:
   Net investment income                            (0.12)         (0.31)        (0.37)        (0.49)        (0.49)         (0.47)
   Net realized gain                                    -          (1.90)        (1.82)        (2.09)        (1.30)         (0.83)
                                                ----------     ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value      $    5.25      $    8.06     $    2.53     $    3.04     $   (1.93)    $     1.74
                                                ----------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $   40.20      $   34.95     $   26.89     $   24.36     $   21.32     $    23.25
                                                ==========     ==========    ==========    ==========    ==========    ==========
Total return*                                       15.37%         38.47%        19.70%        26.64%        (0.57)%        14.23%
Ratio of net expenses to average net assets          1.07%**+       1.03%+        1.01%+        0.95%+        0.94%          0.95%
Ratio of net investment income to average net
 assets                                              0.61%**+       0.93%+        1.40%+        2.01%+        2.13%          2.04%
Portfolio turnover rate                                10%**          17%           25%           31%           20%            12%
Net assets, end of period (in thousands)        $4,705,782     $3,991,726    $2,896,670    $2,466,098    $2,011,051    $2,042,945
Ratios assuming reduction for fees paid
indirectly:
   Net expenses                                      1.06%**        1.02%         0.99%         0.94%            -              -
   Net investment income                             0.62%**        0.94%         1.42%         2.02%            -              -

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.
  22

     PIONEER FUND

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 6/30/98

                                      SIX MONTHS
                                        ENDED       YEAR ENDED     7/1/96 TO
               CLASS B                6/30/98(a)    12/31/97(a)   12/31/96(a)
 Net asset value, beginning of
    period                             $  35.01       $ 27.02       $26.40
                                       --------       -------       ------
 Increase (decrease) from investment
    operations:
    Net investment income (loss)       $  (0.05)      $  0.01       $ 0.07
    Net realized and unrealized gain
       on investments and foreign
       currency transactions               5.25          9.99         2.50
                                       --------       -------       ------
       Net increase from investment
          operations                   $   5.20       $ 10.00       $ 2.57
 Distributions to shareholders:
    Net investment income                     -         (0.11)       (0.07)
    In excess of net investment
       income                                 -             -        (0.06)
    Net realized gain                         -         (1.90)       (1.82)
                                       --------       -------       ------
 Net increase in net asset value       $   5.20       $  7.99       $ 0.62
                                       --------       -------       ------
 Net asset value, end of period        $  40.21       $ 35.01       $27.02
                                       --------       -------       ------
 Total return*                            14.85%        37.19%        9.92%
 Ratio of net expenses to average
    net assets                             1.94%**+      1.92%+       1.82%**+
 Ratio of net investment income
    (loss) to average net assets          (0.28)%**+     (0.02)%+     0.46%**+
 Portfolio turnover rate                     10%**         17%          25%
 Net assets, end of period (in
    thousands)                         $147,421       $53,010       $8,940
 Ratios assuming reduction for fees
    paid indirectly:
    Net expenses                           1.94%**       1.88%        1.80%**
    Net investment income (loss)          (0.28)%**      0.02%        0.48%**

 (a)  The per share data presented above is based upon the average shares outstanding for the period presented.
 *    Assumes initial investment at net asset value at the
      beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total
      return would be reduced if sales charges were taken into
      account.
 **   Annualized.
 +    Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements. 23

     PIONEER FUND

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 6/30/98

                                        SIX MONTHS
                                          ENDED      YEAR ENDED     7/1/96 TO
                CLASS C                 6/30/98(a)   12/31/97(a)   12/31/96(a)
 Net asset value, beginning of period    $ 34.66       $ 26.74       $ 26.40
                                         -------       -------       -------
 Increase (decrease) from investment
    operations:
    Net investment income (loss)         $ (0.05)      $  0.02       $  0.03
    Net realized and unrealized gain
       on investments and foreign
       currency transactions                5.19          9.89          2.23
                                         -------       -------       -------
       Net increase from investment
          operations                     $  5.14       $  9.91       $  2.26
 Distributions to shareholders:
    Net investment income                      -         (0.09)        (0.03)
    In excess of net investment income         -             -         (0.07)
    Net realized gain                          -         (1.90)        (1.82)
                                         -------       -------       -------
 Net increase in net asset value         $  5.14       $  7.92       $  0.34
                                         -------       -------       -------
 Net asset value, end of period          $ 39.80       $ 34.66       $ 26.74
                                         -------       -------       -------
 Total return*                             14.83%        37.25%         8.74%
 Ratio of net expenses to average net
    assets                                  1.93%**+      1.87%+        2.11%**+
 Ratio of net investment income (loss)
    to average net assets                  (0.27)%**+      0.02%+       0.20%**+
 Portfolio turnover rate                      10%**         17%           25%
 Net assets, end of period (in
    thousands)                           $25,576       $ 8,261       $ 1,831
 Ratios assuming reduction for fees
    paid indirectly:
    Net expenses                            1.92%**       1.83%         2.08%**
    Net investment income (loss)           (0.26)%**      0.06%         0.23%**

 (a)  The per share data presented above is based upon the average shares outstanding for the period presented.
 *    Assumes initial investment at net asset value at the
      beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total
      return would be reduced if sales charges were taken into
      account.
 **   Annualized.
 +    Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 6/30/98

--------------------------------------------------------------------------------
     1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Pioneer Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are reasonable income and growth of capital.

     The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

     The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

     A. SECURITY VALUATION

        Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     PIONEER FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 6/30/98                        (CONTINUED)

        Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

     B. FOREIGN CURRENCY TRANSLATION

        The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

        Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

     C. FEDERAL INCOME TAXES

        It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     PIONEER FUND

--------------------------------------------------------------------------------

     D. FUND SHARES

        The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc.
        (PGI). PFD earned $1,429,067 in underwriting commissions on the sale of fund shares during the six months ended June 30, 1998.

     E. CLASS ALLOCATIONS

        Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

        Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

     2. MANAGEMENT AGREEMENT

     Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PMC receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of P0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Funds index. For the six months ended June 30, 1998, the aggregate performance adjustment resulted in an increase to management fees of $1,502,391. For the six months ended June 30, 1998, the management fee was equivalent to 0.67% of average daily net assets.

     PIONEER FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 6/30/98                        (CONTINUED)

     In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 1998, $2,802,480 was payable to PMC related to management fees and certain other services.

     3. TRANSFER AGENT

     PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $827,300 in transfer agent fees payable to PSC at June 30, 1998.

     4. DISTRIBUTION PLANS

     The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $2,459,938 in distribution fees payable to PFD at June 30, 1998.

     In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 1998, CDSCs in the amount of $61,319 were paid to PFD.

     PIONEER FUND

--------------------------------------------------------------------------------

     5. EXPENSE OFFSETS

     The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1998, the Fund's expenses were reduced by $68,558 under such arrangements.

     6. LINE OF CREDIT FACILITY

     Effective April 14, 1998, the Fund along with certain other funds in the Pioneer Family of Funds (the "Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the period ended June 30, 1998, the Fund had no borrowings under this agreement.

     7. AFFILIATED COMPANIES

     The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of June 30, 1998:

                                    [CHART]

                                                     Dividend
     Affiliates                 Purchase    Sales     Income        Value
     ----------                 --------    -----    --------       -----

     John Willey & Sons, Inc.       --        --      $98,280    $53,180,400

     PIONEER FUND

--------------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

     TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF
     PIONEER FUND:

     We have audited the accompanying balance sheet of Pioneer Fund, including the schedule of investments, as of June 30, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund as of June 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

     ARTHUR ANDERSEN LLP

     Boston, Massachusetts
     August 7, 1998

     PIONEER FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS

      TRUSTEES                           OFFICERS
      John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
      Mary K. Bush                       President
      Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice
      Margaret B.W. Graham               President
      John W. Kendrick                   John A. Carey, Vice President
      Marguerite A. Piret                William H. Keough, Treasurer
      David D. Tripple                   Joseph P. Barri, Secretary
      Stephen K. West
      John Winthrop

     INVESTMENT ADVISER
     Pioneering Management Corporation

     CUSTODIAN
     Brown Brothers Harriman & Co.

     INDEPENDENT PUBLIC ACCOUNTANTS
     Arthur Andersen LLP

     PRINCIPAL UNDERWRITER
     Pioneer Funds Distributor, Inc.

     LEGAL COUNSEL
     Hale and Dorr LLP

     SHAREOWNER SERVICES AND TRANSFER AGENT
     Pioneering Services Corporation

--------------------------------------------------------------------------------
     RETIREMENT PLANS FROM PIONEER

     Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.

     INDIVIDUAL PLANS
     INDIVIDUAL RETIREMENT ACCOUNT (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

     ROTH IRA
     ROTH IRA New in 1998, $2,000 maximum annual contribution are not tax-deductible. Earnings are tax-free for qualified withdrawals.

     PLANS FOR SMALL BUSINESSES OR THE SELF-EMPLOYED
     SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES)
     IRA OR 401(k) PLAN For firms with 100 or fewer employees.
     Employees can make pre-tax contributions of up to $6,000 annually, and an employer contribution is required.

     SIMPLIFIED EMPLOYEE PENSION PLAN (SEP) Self-employed people and small-business owners can make tax-deductible contributions of up to 15% of their income.

     EMPLOYER-SPONSORED PLANS
     401(k) PLAN Allows employees to make pre-tax contributions. Also allows for employer contributions.

     403(b) PLAN Lets employees of tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

     PROFIT SHARING PLAN Employers contribute on a discretionary basis, usually based on profits.

     AGE-WEIGHTED PROFIT SHARING PLAN Employer makes discretionary contributions based on employees' age and salary.

     MONEY PURCHASE PENSION PLAN (MPP) Employers contribute based on a fixed formula.

     Most retirement plan withdrawals must meet specific conditions to avoid penalties.

                           [GRAPHIC DEPICTING STARS]

[PICTURE OF FALLING STAR]
HAPPY 70th BIRTHDAY
PIONEER FUND
SINCE 1928
TARGETING CLASSICS TODAY AND TOMORROW


HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FACTFONE(SM) for Automated fund yields, prices,
account information and transactions                              1-800-225-4321

RETIREMENT PLANS INFORMATION                                      1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                      1-800-225-1997

WRITE TO US:

Pioneering Services Corporation
60 State Steet
Boston, Massachusetts 02109

TOLL-FREE FAX                                                     1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                                 ASK.PIONEER@PIOG.COM
(for general questions about Pioneer only)

VISIT OUR WEB SITE                                         WWW.PIONEERFUNDS.COM:


THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.

Pioneer Funds Distributor, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

[PIONEER LOGO] PIONEER FUNDS DISTRIBUTOR, INC.
               60 STATE STREET
               BOSTON, MASSACHUSETTS 02109
               WWW. PIONEERFUNDS.COM

0898-5433
(C) PIONEER FUNDS DISTRIBUTOR, INC.
[RECYCLE SYMBOL] PRINTED ON RECYCLED PAPER